Exhibit 99.1

Tom Wojcik, Investor Relations	Brian Beades, Media Relations
212.810.8127	212.810.5596

BlackRock Reports Second Quarter 2015 Diluted EPS of $4.84, or $4.96 as adjusted

•	5% revenue growth from the second quarter of 2014 driven by growth in base fees

•	10% operating income growth from the second quarter of 2014

•	3% AUM growth from the second quarter of 2014

•	$7.3 billion of long-term net outflows for the second quarter of 2015

•	$23.6 billion of active and iShares net inflows drove organic base fee growth, offsetting the impact of $30.9 billion of low-fee non-ETF index net outflows

•	Consistent capital management with $275 million of quarterly share repurchases

FINANCIAL RESULTS

(in millions, except per share data)	Q2 2015	Q2 2014	Change	Q1 2015	Change	Six Months Ended June 30,
						2015	2014	Change
AUM	$4,721,294	$4,593,612	3%	$4,774,192	(1%)	$4,721,294	$4,593,612	3%

GAAP basis:
Revenue	$2,905	$2,778	5%	$2,723	7%	$5,628	$5,448	3%
Operating income	$1,238	$1,122	10%	$1,067	16%	$2,305	$2,173	6%
Operating margin	42.6%	40.4%	220 bps	39.2%	340 bps	41.0%	39.9%	110 bps
Net income(1)	$819	$808	1%	$822	0%	$1,641	$1,564	5%
Diluted EPS	$4.84	$4.72	3%	$4.84	0%	$9.69	$9.12	6%
Weighted average diluted shares	169.1	171.2	(1%)	169.7	0%	169.4	171.5	(1%)
As Adjusted:
Operating income(2)	$1,248	$1,133	10%	$1,077	16%	$2,325	$2,195	6%
Operating margin(2)	44.9%	42.4%	250 bps	41.2%	370 bps	43.2%	41.9%	130 bps
Net income(1) (2)	$838	$837	0%	$830	1%	$1,668	$1,599	4%
Diluted EPS(2)	$4.96	$4.89	1%	$4.89	1%	$9.85	$9.32	6%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (4) to the Condensed Consolidated Statements of Income and Supplemental Information on pages 13 through 15 for more information on as adjusted items and the reconciliation to GAAP.

New York, July 15, 2015 — BlackRock, Inc. (NYSE:BLK) today reported financial results for the three and six months ended June 30, 2015.

“Although continued market volatility impacted asset flows in the second quarter, BlackRock’s diversified business model drove strong financial results, with revenue up 5% and operating income up 10% year-over-year” commented Laurence D. Fink, Chairman and CEO of BlackRock. “BlackRock’s unique combination of active and index investment offerings, across all asset classes on a single platform, enables us to provide solutions for our clients’ evolving needs. Despite the impact of more than $30 billion of low-fee institutional index outflows, net inflows into higher-fee active and iShares products drove robust organic base fee growth for the quarter.

“Year-to-date, a desire to reallocate and/or address cash needs drove ten of our largest clients to redeem over $40 billion of institutional index equity assets. However, those same clients reinvested across BlackRock’s active equity and fixed income, multi-asset and alternatives strategies, resulting in a positive net revenue impact for the firm. This demonstrates the value of the deep, strategic relationships we maintain with our clients and validates the strength of our solutions-oriented business model.

“In the face of a challenging quarter for industry flows in US active mutual funds, the strength of BlackRock’s franchise positioned us to garner US retail net inflows of $7 billion – growing our domestic market share and achieving a “top-5” ranking in US retail mutual fund industry flows. Internationally, BlackRock saw more than $3 billion of net inflows and maintained its #1 position in cross-border mutual fund flows year-to-date, driven by strength in European and Asian equities.

“Executing on our plan to reinvigorate the performance of our fundamental active equity platform remains critical to our success and, while we still have work to do, we are pleased that 78% and 61% of fundamental active equity assets performed above benchmark or peer median for the one- and three-year periods ended June 30, 2015. Long-term performance in active fixed income and scientific active equities remains strong, with 89% and 95% of assets above benchmark or peer median for the three-year period, respectively.

“BlackRock’s global platform and unique product offering across investment styles and asset classes – combined with our Aladdin technology platform – enable us to deliver solutions for our clients, no matter their near- or long-term goals. This differentiated business model allowed us to produce strong financial performance in the second quarter and positions us well for stable growth in the future. I would like to thank our employees for their ongoing commitment to superior investment performance and client service as we work to create better financial futures for our clients and drive long-term value for our shareholders.”

RESULTS BY CLIENT TYPE

(in millions), (unaudited)	Q2 2015 Net flows	June 30, 2015 AUM	Q2 2015 Base Fees(1)	June 30, 2015 AUM % of Total	Q2 2015 Base Fees(1) % of Total
Retail	$10,765	$561,062	$839	13%	34%
iShares	10,850	1,075,589	884	24%	36%
Institutional:
Active	2,516	975,483	483	22%	20%
Index	(31,434)	1,824,755	252	41%	10%

Total institutional	(28,918)	2,800,238	735	63%	30%

Total long-term	($7,303)	$4,436,889	$2,458	100%	100%

RESULTS BY PRODUCT

(in millions), (unaudited)	Q2 2015 Net flows	June 30, 2015 AUM	Q2 2015 Base Fees(1)	June 30, 2015 AUM % of Total	Q2 2015 Base Fees(1) % of Total
Equity	($27,261)	$2,505,317	$1,365	56%	56%
Fixed income	12,847	1,422,434	597	32%	24%
Multi-asset	5,049	395,009	316	9%	13%
Alternatives	2,062	114,129	180	3%	7%

Total long-term	($7,303)	$4,436,889	$2,458	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

Long-Term Business Highlights

Long-term net inflows of $17.5 billion in the Americas were offset by net outflows of $24.1 billion and $0.7 billion from clients in EMEA and Asia-Pacific, respectively. At June 30, 2015, BlackRock managed 62% of its long-term AUM for investors in the Americas and 38% for clients in EMEA and Asia-Pacific.

A discussion of the Company’s net flows by client type for the second quarter of 2015 is presented below.

•	Retail long-term net inflows of $10.8 billion included net inflows of $7.4 billion in the United States and $3.4 billion internationally. Net inflows were led by fixed income net inflows of $9.8 billion, which were diversified across exposures, with $2.7 billion of inflows into unconstrained strategies, $1.6 billion into the High Yield suite, and $1.2 billion into Total Return. In equities, European Equities raised $1.5 billion, while multi-asset net inflows were led by $1.6 billion into the Multi-Asset Income fund family.

•	iShares® long-term net inflows of $10.9 billion included equity net inflows of $8.8 billion, driven by demand for international developed market exposures. Fixed income net inflows of $1.5 billion reflected flows into investment grade corporate, U.S. aggregate and emerging markets bonds.

•	Institutional active long-term net inflows of $2.5 billion were led by multi-asset net inflows of $4.4 billion, reflecting solutions-based insurance fundings in the quarter and ongoing demand for the LifePath® target-date suite. Alternatives net inflows of $0.6 billion were led by flows into alternatives solutions and infrastructure, and included the impact of $1.0 billion of capital returned to investors.

•	Institutional index long-term net outflows of $31.4 billion were driven by equity net outflows of $34.6 billion linked to asset allocation, re-balancing and cash needs.

Cash management AUM decreased 7% to $271.5 billion, driven by seasonal outflows.

Advisory AUM decreased $5.2 billion to $12.9 billion.

INVESTMENT PERFORMANCE AT JUNE 30, 2015(1)

	One-year period	Three-year period	Five-year period
Fixed Income:
Actively managed products above benchmark or peer median
Taxable	71%	89%	91%
Tax-exempt	65%	71%	73%
Index products within or above applicable tolerance	96%	98%	98%
Equity:
Actively managed products above benchmark or peer median
Fundamental	78%	61%	52%
Scientific	85%	95%	96%
Index products within or above applicable tolerance	97%	98%	98%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 15 for performance disclosure detail.

Teleconference, Webcast and Presentation Information

Chairman and Chief Executive Officer, Laurence D. Fink, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Wednesday, July 15, 2015 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 74398078). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 12:30 p.m. (Eastern Time) on Wednesday, July 15, 2015 and ending at midnight on Wednesday, July 29, 2015. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 74398078. To access the webcast, please visit the investor relations section of www.blackrock.com.

About BlackRock

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. At June 30, 2015, BlackRock’s AUM was $4.721 trillion. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2015, the firm had approximately 12,400 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa. For additional information, please visit the Company’s website at www.blackrock.com | Twitter: @blackrock_news | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2015	2014	Change		2015	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,534	$2,434	$100		$2,390	$144
Investment advisory performance fees	136	115	21		108	28
BlackRock Solutions and advisory	161	146	15		147	14
Distribution fees	13	18	(5)		17	(4)
Other revenue	61	65	(4)		61	—

Total revenue	2,905	2,778	127		2,723	182

Expense
Employee compensation and benefits	1,012	948	64		981	31
Distribution and servicing costs	105	89	16		99	6
Amortization of deferred sales commissions	12	14	(2)		13	(1)
Direct fund expense	191	187	4		189	2
General and administration	312	377	(65)		339	(27)
Amortization of intangible assets	35	41	(6)		35	—

Total expense	1,667	1,656	11		1,656	11

Operating income	1,238	1,122	116		1,067	171

Nonoperating income (expense)
Net gain (loss) on investments	(6)	45	(51)		59	(65)
Net gain (loss) on consolidated variable interest entities	12	28	(16)		4	8
Interest and dividend income	5	3	2		4	1
Interest expense	(52)	(60)	8		(51)	(1)

Total nonoperating income (expense)	(41)	16	(57)		16	(57)

Income before income taxes	1,197	1,138	59		1,083	114
Income tax expense	371	297	74		258	113

Net income	826	841	(15)		825	1
Less:
Net income (loss) attributable to noncontrolling interests	7	33	(26)		3	4

Net income attributable to BlackRock, Inc.	$819	$808	$11		$822	($3)

Weighted-average common shares outstanding
Basic	166,616,558	168,712,221	(2,095,663)		167,089,037	(472,479)
Diluted	169,114,759	171,150,153	(2,035,394)		169,723,167	(608,408)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$4.92	$4.79	$0.13		$4.92	$—
Diluted	$4.84	$4.72	$0.12		$4.84	$—
Cash dividends declared and paid per share	$2.18	$1.93	$0.25		$2.18	$—
Supplemental information:
AUM (end of period)	$4,721,294	$4,593,612	$127,682		$4,774,192	($52,898)
Shares outstanding (end of period)	166,379,267	168,363,315	(1,984,048)		167,084,582	(705,315)
GAAP:
Operating margin	42.6%	40.4%	220	bps	39.2%	340	bps
Effective tax rate	31.2%	26.8%	440	bps	23.9%	730	bps
As adjusted:
Operating income (1)	$1,248	$1,133	$115		$1,077	$171
Operating margin (1)	44.9%	42.4%	250	bps	41.2%	370	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	($50)	($20)	($30)		$11	($61)
Net income attributable to BlackRock, Inc. (3)	$838	$837	$1		$830	$8
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$4.96	$4.89	$0.07		$4.89	$0.07
Effective tax rate	30.1%	24.8%	530	bps	23.7%	640	bps

Note: During the second quarter of 2015, the Company adopted new accounting guidance on consolidations effective January 1, 2015 using the modified retrospective method. Upon adoption, the Company recorded a change to total nonoperating income (expense) with an equal and offsetting change to noncontrolling interests for the three months ended March 31, 2015. There was no impact to net income attributable to BlackRock, Inc. or to BlackRock’s earnings per share.

See pages 13 -15 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Six Months Ended
	June 30,
	2015	2014	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$4,924	$4,725	$199
Investment advisory performance fees	244	273	(29)
BlackRock Solutions and advisory	308	300	8
Distribution fees	30	37	(7)
Other revenue	122	113	9

Total revenue	5,628	5,448	180

Expense
Employee compensation and benefits	1,993	1,930	63
Distribution and servicing costs	204	178	26
Amortization of deferred sales commissions	25	29	(4)
Direct fund expense	380	366	14
General and administration	651	690	(39)
Amortization of intangible assets	70	82	(12)

Total expense	3,323	3,275	48

Operating income	2,305	2,173	132

Nonoperating income (expense)
Net gain (loss) on investments	53	121	(68)
Net gain (loss) on consolidated variable interest entities	16	12	4
Interest and dividend income	9	13	(4)
Interest expense	(103)	(113)	10

Total nonoperating income (expense)	(25)	33	(58)

Income before income taxes	2,280	2,206	74
Income tax expense	629	621	8

Net income	1,651	1,585	66
Less:
Net income (loss) attributable to noncontrolling interests	10	21	(11)

Net income attributable to BlackRock, Inc.	$1,641	$1,564	$77

Weighted-average common shares outstanding
Basic	166,851,492	168,895,801	(2,044,309)
Diluted	169,418,964	171,540,018	(2,121,054)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$9.84	$9.26	$0.58
Diluted	$9.69	$9.12	$0.57
Cash dividends declared and paid per share	$4.36	$3.86	$0.50

Supplemental information:

AUM (end of period)	$4,721,294	$4,593,612	$127,682
Shares outstanding (end of period)	166,379,267	168,363,315	(1,984,048)
GAAP:
Operating margin	41.0%	39.9%	110	bps
Effective tax rate	27.7%	28.4%	(70	bps)
As adjusted:
Operating income (1)	$2,325	$2,195	$130
Operating margin (1)	43.2%	41.9%	130	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	($39)	$6	($45)
Net income attributable to BlackRock, Inc. (3)	$1,668	$1,599	$69
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$9.85	$9.32	$0.53
Effective tax rate	27.0%	27.4%	(40	bps)

Note: During the second quarter of 2015, the Company adopted new accounting guidance on consolidations effective January 1, 2015 using the modified retrospective method. Upon adoption, the Company recorded a change to total nonoperating income (expense) with an equal and offsetting change to noncontrolling interests for the three months ended March 31, 2015. There was no impact to net income attributable to BlackRock, Inc. or to BlackRock’s earnings per share.

See pages 13 -15 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product

		Net
	March 31,	inflows			June 30,
	2015	(outflows)	Market change	FX impact (1)	2015	Average AUM (2)
Retail:
Equity	$201,706	$300	($400)	$1,767	$203,373	$205,427
Fixed income	201,405	9,802	(2,688)	537	209,056	206,177
Multi-asset	128,402	714	(312)	384	129,188	129,864
Alternatives	19,467	(51)	(47)	76	19,445	19,381

Retail subtotal	550,980	10,765	(3,447)	2,764	561,062	560,849
iShares:
Equity	824,336	8,808	(8,833)	3,746	828,057	833,952
Fixed income	233,183	1,544	(6,089)	2,097	230,735	234,884
Multi-asset	1,772	101	(31)	2	1,844	1,833
Alternatives	14,839	397	(329)	46	14,953	15,006

iShares subtotal	1,074,130	10,850	(15,282)	5,891	1,075,589	1,085,675
Institutional:
Active:
Equity	128,036	(1,761)	(518)	2,275	128,032	129,512
Fixed income	526,117	(760)	(12,123)	4,017	517,251	524,246
Multi-asset	257,084	4,418	(9,150)	4,612	256,964	259,498
Alternatives	73,045	619	(953)	525	73,236	73,190

Active subtotal	984,282	2,516	(22,744)	11,429	975,483	986,446
Index:
Equity	1,373,052	(34,608)	(3,072)	10,483	1,345,855	1,379,088
Fixed income	467,775	2,261	(18,642)	13,998	465,392	468,699
Multi-asset	8,054	(184)	(926)	69	7,013	7,617
Alternatives	5,324	1,097	(106)	180	6,495	5,807

Index subtotal	1,854,205	(31,434)	(22,746)	24,730	1,824,755	1,861,211

Institutional subtotal	2,838,487	(28,918)	(45,490)	36,159	2,800,238	2,847,657

Long-term	4,463,597	(7,303)	(64,219)	44,814	4,436,889	$4,494,181

Cash management	292,495	(23,890)	26	2,875	271,506
Advisory (3)	18,100	(5,452)	(136)	387	12,899

Total	$4,774,192	($36,645)	($64,329)	$48,076	$4,721,294

Current Quarter Component Changes by Product (Long-term)

		Net
	March 31,	inflows			June 30,
	2015	(outflows)	Market change	FX impact (1)	2015	Average AUM (2)
Equity:
Active	$298,118	($2,079)	($450)	$3,295	$298,884	$302,364
iShares	824,336	8,808	(8,833)	3,746	828,057	833,952
Non-ETF index	1,404,676	(33,990)	(3,540)	11,230	1,378,376	1,411,663

Equity subtotal	2,527,130	(27,261)	(12,823)	18,271	2,505,317	2,547,979
Fixed income:
Active	720,094	9,089	(14,621)	4,291	718,853	722,831
iShares	233,183	1,544	(6,089)	2,097	230,735	234,884
Non-ETF index	475,203	2,214	(18,832)	14,261	472,846	476,291

Fixed income subtotal	1,428,480	12,847	(39,542)	20,649	1,422,434	1,434,006
Multi-asset	395,312	5,049	(10,419)	5,067	395,009	398,812
Alternatives:
Core	89,086	1,229	(1,014)	653	89,954	89,582
Currency and commodities (4)	23,589	833	(421)	174	24,175	23,802

Alternatives subtotal	112,675	2,062	(1,435)	827	114,129	113,384

Long-term	$4,463,597	($7,303)	($64,219)	$44,814	$4,436,889	$4,494,181

Current Quarter Component Changes by Investment Style (Long-term)

		Net
	March 31,	inflows			June 30,
	2015	(outflows)	Market change	FX impact (1)	2015	Average AUM (2)
Active	$1,496,210	$12,711	($25,533)	$13,183	$1,496,571	$1,507,127
Index and iShares	2,967,387	(20,014)	(38,686)	31,631	2,940,318	2,987,054

Long-term	$4,463,597	($7,303)	($64,219)	$44,814	$4,436,889	$4,494,181

(1)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(2)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)	Advisory AUM represents long-term portfolio liquidation assignments.
(4)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Changes by Client Type and Product

		Net
	December 31,	inflows				June 30,
	2014	(outflows)	Acquisition(1)	Market change	FX impact (2)	2015	Average AUM (3)
Retail:
Equity	$200,445	$631	$—	$4,703	($2,406)	$203,373	$203,459
Fixed income	189,820	22,589	—	(1,726)	(1,627)	209,056	200,941
Multi-asset	125,341	2,116	—	2,113	(382)	129,188	128,454
Alternatives	18,723	(400)	1,293	249	(420)	19,445	18,963

Retail subtotal	534,329	24,936	1,293	5,339	(4,835)	561,062	551,817
iShares:
Equity	790,067	25,533	—	19,366	(6,909)	828,057	818,378
Fixed income	217,671	20,138	—	(3,498)	(3,576)	230,735	231,196
Multi-asset	1,773	83	—	(1)	(11)	1,844	1,838
Alternatives	14,717	573	—	(280)	(57)	14,953	15,000

iShares subtotal	1,024,228	46,327	—	15,587	(10,553)	1,075,589	1,066,412
Institutional:
Active:
Equity	125,143	(1,593)	—	5,688	(1,206)	128,032	128,094
Fixed income	518,590	4,964	—	(2,577)	(3,726)	517,251	524,816
Multi-asset	242,913	16,135	—	3,400	(5,484)	256,964	254,528
Alternatives	72,514	995	—	140	(413)	73,236	72,950

Active subtotal	959,160	20,501	—	6,651	(10,829)	975,483	980,388
Index:
Equity	1,335,456	(30,891)	—	50,287	(8,997)	1,345,855	1,366,131
Fixed income	467,572	1,444	—	(2,458)	(1,166)	465,392	469,534
Multi-asset	7,810	(493)	—	(108)	(196)	7,013	7,732
Alternatives	5,286	1,312	—	(133)	30	6,495	5,620

Index subtotal	1,816,124	(28,628)	—	47,588	(10,329)	1,824,755	1,849,017

Institutional subtotal	2,775,284	(8,127)	—	54,239	(21,158)	2,800,238	2,829,406

Long-term	4,333,841	63,136	1,293	75,165	(36,546)	4,436,889	$4,447,634

Cash management	296,353	(23,329)	—	(15)	(1,503)	271,506
Advisory (4)	21,701	(7,749)	—	391	(1,444)	12,899

Total	$4,651,895	$32,058	$1,293	$75,541	($39,493)	$4,721,294

Year-to-Date Component Changes by Product (Long-term)

		Net
	December 31,	inflows				June 30,
	2014	(outflows)	Acquisition(1)	Market change	FX impact (2)	2015	Average AUM (3)
Equity:
Active	$292,802	($1,533)	$—	$10,995	($3,380)	$298,884	$298,932
iShares	790,067	25,533	—	19,366	(6,909)	828,057	818,378
Non-ETF index	1,368,242	(30,320)	—	49,683	(9,229)	1,378,376	1,398,752

Equity subtotal	2,451,111	(6,320)	—	80,044	(19,518)	2,505,317	2,516,062
Fixed income:
Active	701,324	26,944	—	(4,174)	(5,241)	718,853	718,356
iShares	217,671	20,138	—	(3,498)	(3,576)	230,735	231,196
Non-ETF index	474,658	2,053	—	(2,587)	(1,278)	472,846	476,935

Fixed income subtotal	1,393,653	49,135	—	(10,259)	(10,095)	1,422,434	1,426,487
Multi-asset	377,837	17,841	—	5,404	(6,073)	395,009	392,552
Alternatives:
Core	88,006	1,028	1,293	411	(784)	89,954	88,784
Currency and commodities (5)	23,234	1,452	—	(435)	(76)	24,175	23,749

Alternatives subtotal	111,240	2,480	1,293	(24)	(860)	114,129	112,533

Long-term	$4,333,841	$63,136	$1,293	$75,165	($36,546)	$4,436,889	$4,447,634

Year-to-Date Component Changes by Investment Style (Long-term)

		Net
	December 31,	inflows				June 30,
	2014	(outflows)	Acquisition(1)	Market change	FX impact (2)	2015	Average AUM (3)
Active	$1,453,613	$44,256	$1,293	$12,730	($15,321)	$1,496,571	$1,492,182
Index and iShares	2,880,228	18,880	—	62,435	(21,225)	2,940,318	2,955,452

Long-term	$4,333,841	$63,136	$1,293	$75,165	($36,546)	$4,436,889	$4,447,634

(1)	Amount represents $1.3 billion of AUM acquired in the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC in March 2015.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product

		Net
	June 30,	inflows				June 30,
	2014	(outflows)	Acquisition(1)	Market change	FX impact (2)	2015	Average AUM (3)
Retail:
Equity	$216,469	($1,493)	$—	($2,188)	($9,415)	$203,373	$206,230
Fixed income	172,672	43,394	—	(2,909)	(4,101)	209,056	190,498
Multi-asset	126,392	10,813	—	(6,433)	(1,584)	129,188	127,589
Alternatives	18,969	36	1,293	210	(1,063)	19,445	19,010

Retail subtotal	534,502	52,750	1,293	(11,320)	(16,163)	561,062	543,327
iShares:
Equity	774,053	63,589	—	11,662	(21,247)	828,057	798,383
Fixed income	200,519	44,049	—	(4,133)	(9,700)	230,735	219,806
Multi-asset	1,624	278	—	(33)	(25)	1,844	1,731
Alternatives	17,636	810	—	(3,259)	(234)	14,953	15,659

iShares subtotal	993,832	108,726	—	4,237	(31,206)	1,075,589	1,035,579
Institutional:
Active:
Equity	133,780	(7,694)	—	9,369	(7,423)	128,032	129,195
Fixed income	523,665	4,191	—	9,904	(20,509)	517,251	522,187
Multi-asset	239,207	23,863	—	11,891	(17,997)	256,964	248,591
Alternatives	73,781	1,319	—	548	(2,412)	73,236	72,828

Active subtotal	970,433	21,679	—	31,712	(48,341)	975,483	972,801
Index:
Equity	1,338,283	(21,851)	—	81,155	(51,732)	1,345,855	1,351,919
Fixed income	443,869	17,031	—	34,857	(30,365)	465,392	460,652
Multi-asset	7,250	5	—	766	(1,008)	7,013	7,498
Alternatives	6,536	1,301	—	(1,078)	(264)	6,495	5,857

Index subtotal	1,795,938	(3,514)	—	115,700	(83,369)	1,824,755	1,825,926

Institutional subtotal	2,766,371	18,165	—	147,412	(131,710)	2,800,238	2,798,727

Long-term	4,294,705	179,641	1,293	140,329	(179,079)	4,436,889	$4,377,633

Cash management	268,388	11,288	—	193	(8,363)	271,506
Advisory (4)	30,519	(15,131)	—	1,094	(3,583)	12,899

Total	$4,593,612	$175,798	$1,293	$141,616	($191,025)	$4,721,294

Year-over-Year Component Changes by Product (Long-term)

		Net
	June 30,	inflows				June 30,
	2014	(outflows)	Acquisition(1)	Market change	FX impact (2)	2015	Average AUM (3)
Equity:
Active	$320,830	($14,157)	$—	$6,911	($14,700)	$298,884	$303,735
iShares	774,053	63,589	—	11,662	(21,247)	828,057	798,383
Non-ETF index	1,367,702	(16,881)	—	81,425	(53,870)	1,378,376	1,383,609

Equity subtotal	2,462,585	32,551	—	99,998	(89,817)	2,505,317	2,485,727
Fixed income:
Active	689,724	46,529	—	6,490	(23,890)	718,853	705,640
iShares	200,519	44,049	—	(4,133)	(9,700)	230,735	219,806
Non-ETF index	450,482	18,087	—	35,362	(31,085)	472,846	467,697

Fixed income subtotal	1,340,725	108,665	—	37,719	(64,675)	1,422,434	1,393,143
Multi-asset	374,473	34,959	—	6,191	(20,614)	395,009	385,409
Alternatives:
Core	88,758	1,882	1,293	948	(2,927)	89,954	88,513
Currency and commodities (5)	28,164	1,584	—	(4,527)	(1,046)	24,175	24,841

Alternatives subtotal	116,922	3,466	1,293	(3,579)	(3,973)	114,129	113,354

Long-term	$4,294,705	$179,641	$1,293	$140,329	($179,079)	$4,436,889	$4,377,633

Year-over-Year Component Changes by Investment Style (Long-term)

		Net
	June 30,	inflows				June 30,
	2014	(outflows)	Acquisition(1)	Market change	FX impact (2)	2015	Average AUM (3)
Active	$1,468,823	$68,471	$1,293	$19,626	($61,642)	$1,496,571	$1,477,361
Index and iShares	2,825,882	111,170	—	120,703	(117,437)	2,940,318	2,900,272

Long-term	$4,294,705	$179,641	$1,293	$140,329	($179,079)	$4,436,889	$4,377,633

(1)	Amount represents $1.3 billion of AUM acquired in the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC in March 2015.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

SUMMARY OF REVENUE

	Three Months Ended June 30,		Change	Three Months Ended March 31, 2015		Six Months Ended June 30,
(in millions), (unaudited)	2015	2014			Change	2015	2014	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$447	$478	($31)	$422	$25	$869	$941	($72)
iShares	728	677	51	684	44	1,412	1,311	101
Non-ETF Index	190	183	7	163	27	353	341	12

Equity subtotal	1,365	1,338	27	1,269	96	2,634	2,593	41
Fixed income:
Active	387	346	41	373	14	760	670	90
iShares	138	122	16	130	8	268	235	33
Non-ETF Index	72	71	1	68	4	140	129	11

Fixed income subtotal	597	539	58	571	26	1,168	1,034	134
Multi-asset	316	300	16	304	12	620	586	34
Alternatives:
Core	161	161	—	154	7	315	320	(5)
Currency and commodities	19	23	(4)	19	—	38	45	(7)

Alternatives subtotal	180	184	(4)	173	7	353	365	(12)

Long-term	2,458	2,361	97	2,317	141	4,775	4,578	197
Cash management	76	73	3	73	3	149	147	2

Total base fees	2,534	2,434	100	2,390	144	4,924	4,725	199
Investment advisory performance fees:
Equity	61	31	30	37	24	98	53	45
Fixed income	3	5	(2)	4	(1)	7	13	(6)
Multi-asset	8	10	(2)	8	—	16	13	3
Alternatives	64	69	(5)	59	5	123	194	(71)

Total performance fees	136	115	21	108	28	244	273	(29)

BlackRock Solutions and advisory	161	146	15	147	14	308	300	8
Distribution fees	13	18	(5)	17	(4)	30	37	(7)
Other revenue	61	65	(4)	61	—	122	113	9

Total revenue	$2,905	$2,778	$127	$2,723	$182	$5,628	$5,448	$180

Highlights

•	Investment advisory, administration fees and securities lending revenue increased $100 million from the second quarter of 2014 driven by organic growth and market appreciation, which outpaced the impact of foreign exchange movements. Securities lending fees of $147 million in the current quarter increased $7 million from the second quarter of 2014.

Investment advisory, administration fees and securities lending revenue increased $144 million from the first quarter of 2015 reflecting organic base fee growth, the effect of one additional revenue day in the current quarter and seasonally higher securities lending fees. Securities lending fees increased $33 million from the first quarter of 2015.

•	Performance fees increased $21 million from the second quarter of 2014 and $28 million from the first quarter of 2015, primarily reflecting higher fees from equity products.

•	BlackRock Solutions® and advisory revenue increased $15 million from the second quarter of 2014 due to higher revenue from the Aladdin® business. BlackRock Solutions and advisory revenue included $129 million in Aladdin business revenue in the current quarter compared with $113 million in the second quarter of 2014.

BlackRock Solutions and advisory revenue increased $14 million from the prior quarter due to higher Financial Markets Advisory Services revenue. BlackRock Solutions and advisory revenue included $129 million in Aladdin business revenue in the current quarter compared with $126 million in the first quarter of 2015.

SUMMARY OF OPERATING EXPENSE

	Three Months Ended June 30,			Three Months Ended March 31, 2015		Six Months Ended June 30,
(in millions), (unaudited)	2015	2014	Change		Change	2015	2014	Change
Operating Expense
Employee compensation and benefits	$1,012	$948	$64	$981	$31	$1,993	$1,930	$63
Distribution and servicing costs	105	89	16	99	6	204	178	26
Amortization of deferred sales commissions	12	14	(2)	13	(1)	25	29	(4)
Direct fund expense	191	187	4	189	2	380	366	14
General and administration	312	377	(65)	339	(27)	651	690	(39)
Amortization of intangible assets	35	41	(6)	35	—	70	82	(12)

Total Operating Expense	$1,667	$1,656	$11	$1,656	$11	$3,323	$3,275	$48

Highlights

•	Employee compensation and benefits increased $64 million from the second quarter of 2014, reflecting higher headcount and higher incentive compensation driven by higher operating income, partially offset by the impact of foreign exchange movements.

Employee compensation and benefits increased $31 million from the first quarter of 2015, primarily reflecting higher incentive compensation driven by higher operating income, partially offset by lower seasonal employer payroll taxes.

•	General and administration expense decreased $65 million from the second quarter of 2014, primarily reflecting lower marketing and promotional expense, and lower legal and regulatory expense.

General and administration expense decreased $27 million from the first quarter of 2015, primarily reflecting lower marketing and promotional expense.

INCOME TAX EXPENSE

	Three Months Ended June 30,			Three Months Ended March 31, 2015		Six Months Ended June 30,
(in millions), (unaudited)	2015	2014	Change		Change	2015	2014	Change
Income tax expense	$371	$297	$74	$258	$113	$629	$621	$8

Highlights

•	Income tax expense in the second quarter of 2015 included a $13 million net noncash expense, primarily associated with the revaluation of certain deferred income tax liabilities as a result of domestic state and local tax changes.

Income tax expense in the first quarter of 2015 benefited from $69 million of nonrecurring items.

The second quarter 2014 GAAP tax rate included a $23 million net noncash expense, primarily associated with the revaluation of certain deferred income tax liabilities arising from the state and local tax effect of changes in the Company’s organizational structure. In addition, the second quarter 2014 GAAP tax rate benefited from an improvement in the geographic mix of earnings and included a $34 million net tax benefit related to several favorable nonrecurring items.

SUMMARY OF NONOPERATING INCOME (EXPENSE)

	Three Months Ended June 30,			Three Months Ended March 31, 2015		Six Months Ended June 30,
(in millions), (unaudited)	2015	2014	Change		Change	2015	2014	Change
Nonoperating income (expense), GAAP basis	($41)	$16	($57)	$16	($57)	($25)	$33	($58)
Less: Net income (loss) attributable to NCI	7	33	(26)	3	4	10	21	(11)

Nonoperating income (expense)(1)	($48)	($17)	($31)	$13	($61)	($35)	$12	($47)

	Estimated economic investments at June 30, 2015(3)	Three Months Ended June 30,			Three Months Ended March 31, 2015		Six Months Ended June 30,
(in millions), (unaudited)		2015	2014	Change		Change	2015	2014	Change
Net gain (loss) on investments(1) (2)
Private equity	25-30%	$9	$12	($3)	$1	$8	$10	$56	($46)
Real estate	5-10%	2	8	(6)	2	—	4	10	(6)
Other alternatives(4)	10-15%	—	14	(14)	4	(4)	4	35	(31)
Other investments(5)	50-55%	(14)	3	(17)	6	(20)	(8)	5	(13)

Subtotal		(3)	37	(40)	13	(16)	10	106	(96)
Other gains(6)		—	—	—	45	(45)	45	—	45
Investments related to deferred compensation plans		2	3	(1)	2	—	4	6	(2)

Total net gain (loss) on investments(1)		(1)	40	(41)	60	(61)	59	112	(53)
Interest and dividend income		5	3	2	4	1	9	13	(4)
Interest expense		(52)	(60)	8	(51)	(1)	(103)	(113)	10

Net interest expense		(47)	(57)	10	(47)	—	(94)	(100)	6

Total nonoperating income (expense)(1)		(48)	(17)	(31)	13	(61)	(35)	12	(47)
Compensation expense related to (appreciation) depreciation on deferred compensation plans		(2)	(3)	1	(2)	—	(4)	(6)	2

Nonoperating income (expense), as adjusted(1)		($50)	($20)	($30)	$11	($61)	($39)	$6	($45)

(1)	Net of net income (loss) attributable to noncontrolling interests (“NCI”).
(2)	Amounts include net gain (loss) on consolidated variable interest entities.
(3)	Percentages represent estimated percentages of BlackRock’s corporate economic investment portfolio at June 30, 2015. Economic investment amounts at March 31, 2015 for private equity, real estate, other alternatives and other investments were $358 million, $118 million, $247 million and $688 million, respectively. See the 2015 first quarter Form 10-Q for more information.
(4)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions. The prior year quarter also included net gains related to opportunistic credit strategies.
(5)	Amounts include net gains (losses) related to equity and fixed income investments, and BlackRock’s seed capital hedging program.
(6)	Amount primarily includes a gain related to the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC.

Highlights

•	Net gain (loss) on investments decreased $41 million from the second quarter of 2014 due to lower marks in the second quarter of 2015.

Net gain (loss) on investments decreased $61 million from the first quarter of 2015, primarily due to lower marks in the second quarter of 2015 and a $40 million gain related to BlackRock Kelso Capital Advisors LLC recorded in the first quarter of 2015.

ECONOMIC TANGIBLE ASSETS

The Company presents economic tangible assets as additional information to enable investors to exclude certain assets that have equal and offsetting liabilities or noncontrolling interests that ultimately do not have an impact on stockholders’ equity or cash flows. In addition, goodwill and intangible assets are excluded from economic tangible assets.

Economic tangible assets include cash, receivables, seed and co-investments, regulatory investments and other assets.

(in billions), (unaudited)	June 30, 2015 (Est.)	December 31, 2014
Total balance sheet assets	$236	$240
Separate account assets and separate account collateral held under securities lending agreements	(195)	(195)
Consolidated VIEs/sponsored investment funds(1)	(1)	(4)
Goodwill and intangible assets, net	(30)	(30)

Economic tangible assets	$10	$11

(1)	During the second quarter of 2015, the Company adopted new accounting guidance on consolidations effective January 1, 2015 using the modified retrospective method. As a result of the adoption, the Company’s estimated balance sheet at June 30, 2015 reflects the deconsolidation of the Company’s previously consolidated collateralized loan obligations.

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended			Six Months Ended
	June 30,		March 31, 2015	June 30,
(in millions), (unaudited)	2015	2014		2015	2014
Operating income, GAAP basis	$1,238	$1,122	$1,067	$2,305	$2,173
Non-GAAP expense adjustments:
PNC LTIP funding obligation	8	8	8	16	16
Compensation expense related to appreciation (depreciation) on deferred compensation plans	2	3	2	4	6

Operating income, as adjusted	1,248	1,133	1,077	2,325	2,195
Product placement fee costs and commissions	5	—	—	5	—

Operating income used for operating margin measurement	$1,253	$1,133	$1,077	$2,330	$2,195

Revenue, GAAP basis	$2,905	$2,778	$2,723	$5,628	$5,448
Non-GAAP adjustments:
Distribution and servicing costs	(105)	(89)	(99)	(204)	(178)
Amortization of deferred sales commissions	(12)	(14)	(13)	(25)	(29)

Revenue used for operating margin measurement	$2,788	$2,675	$2,611	$5,399	$5,241

Operating margin, GAAP basis	42.6%	40.4%	39.2%	41.0%	39.9%

Operating margin, as adjusted	44.9%	42.4%	41.2%	43.2%	41.9%

See note (1) to the Condensed Consolidated Statements of Income and Supplemental Information on page 14 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NONOPERATING INCOME NET OF NCI TO NONOPERATING INCOME NET OF NCI, AS ADJUSTED

	Three Months Ended			Six Months Ended
	June 30,		March 31, 2015	June 30,
(in millions), (unaudited)	2015	2014		2015	2014
Nonoperating income (expense), GAAP basis	($41)	$16	$16	($25)	$33
Less: Net income (loss) attributable to NCI	7	33	3	10	21

Nonoperating income (expense), net of NCI	(48)	(17)	13	(35)	12
Compensation expense related to (appreciation) depreciation on deferred compensation plans	(2)	(3)	(2)	(4)	(6)

Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted	($50)	($20)	$11	($39)	$6

See note (2) to the Condensed Consolidated Statements of Income and Supplemental Information on page 14 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended			Six Months Ended
	June 30,		March 31, 2015	June 30,
(in millions, except per share data), (unaudited)	2015	2014		2015	2014
Net income attributable to BlackRock, Inc., GAAP basis	$819	$808	$822	$1,641	$1,564
Non-GAAP adjustments, net of tax:
PNC LTIP funding obligation	6	6	5	11	12
Income tax matters	13	23	3	16	23

Net income attributable to BlackRock, Inc., as adjusted	$838	$837	$830	$1,668	$1,599

Diluted weighted-average common shares outstanding(4)	169.1	171.2	169.7	169.4	171.5
Diluted earnings per common share, GAAP basis(4)	$4.84	$4.72	$4.84	$9.69	$9.12
Diluted earnings per common share, as adjusted(4)	$4.96	$4.89	$4.89	$9.85	$9.32

See notes (3) and (4) to the Condensed Consolidated Statements of Income and Supplemental Information on page 14 and 15 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and, for the reasons described below, considers them to be effective indicators, for both management and investors, of BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

•	Operating income, as adjusted, includes non-GAAP expense adjustments. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value. Compensation expense associated with appreciation (depreciation) on investments related to certain BlackRock deferred compensation plans has been excluded as returns on investments set aside for these plans, which substantially offset this expense, are reported in nonoperating income (expense).

•	Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of closed-end fund launch costs and product placement fee costs, and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to related parties and other third parties. Management believes the exclusion of such costs is useful because it creates consistency in the treatment for certain contracts for similar services, which due to the terms of the contracts, are accounted for under GAAP on a net basis within investment advisory, administration fees and securities lending revenue. Amortization of deferred sales commissions is excluded from revenue used for operating margin measurement, as adjusted, because such costs, over time, substantially offset distribution fee revenue the Company earns. For each of these items, BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to each of these items as a proxy for such offsetting revenue.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, equals nonoperating income (expense), GAAP basis, less net income (loss) attributable to NCI, adjusted for compensation expense associated with (appreciation) depreciation on investments related to certain BlackRock deferred compensation plans. The compensation expense offset is recorded in operating income. This compensation expense has been included in nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, to offset returns on investments set aside for these plans, which are reported in nonoperating income (expense), GAAP basis.

(3) Net income attributable to BlackRock, Inc., as adjusted: See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation.

For each period presented, the non-GAAP adjustment related to the PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. The three and six months ended June 30, 2015 included $13 million and $16 million, respectively, of net noncash tax expense primarily related to the revaluation of certain deferred tax liabilities. The three and six months ended June 30, 2014 included a $23 million net noncash tax expense primarily related to the revaluation of certain deferred tax liabilities. The resulting increase in income taxes has been excluded from net income attributable to BlackRock, Inc., as adjusted, as these items will not have a cash flow impact and to ensure comparability among periods presented.

(4) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

Forward-looking Statements

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this earnings release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

Performance Notes

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2015 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including U.S. registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2015. The performance data does not include accounts terminated prior to June 30, 2015 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for U.S. retail, institutional and high net worth separate accounts as well as EMEA institutional separate accounts, and net-of-fee for European domiciled retail funds. The performance tracking shown for institutional index accounts is based on gross-of-fee performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2015 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Source of performance information and peer medians is BlackRock, Inc. and is based in part on data from Lipper Inc. for U.S. funds and Morningstar, Inc. for non-U.S. funds.